Schedule 14A

             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934



Filed by the Registrant                      [x]

Filed by a party other than the Registrant   [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        PACIFIC CMA, INC.
  ------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)
  (Name of Person(s) Filing Proxy Statement, if Other Than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
     Fee  computed on table below per Exchange Act Rules 14a-6(i)
     (1) and 0-11.

     (1) Title of each class of securities to which transaction applies:__________________.

     (2) Aggregate number of securities to which transaction applies:__________________.

     (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________________________.

     (4)  Proposed maximum aggregate value of transaction:______.

     (5)  Total fee paid:_______________________________________.

[ ]  Fee paid previously with preliminary materials:____________.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:_________________________________.

   (2)  Form, Schedule or Registration Statement No.:___________.

   (3)  Filing Party:___________________________________________.

   (4)  Date Filed:_____________________________________________.




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

                                               [PRELIMINARY COPY]



                        PACIFIC CMA, INC.
                   1350 Avenue of the Americas
                           Suite 3100
                    New York, New York 10019



                                           February 27, 2004



Dear Shareholder:

     You are cordially invited to attend the special meeting of shareholders of Pacific CMA, Inc. which will be held on March 23, 2004 at 4:00 p.m., local time, at our offices located at 1350 Avenue of the Americas, Suite 3100, New York, New York 10019.

     Only shareholders of record at 5:00 p.m. (New York time) on February 20, 2004 can vote at this meeting or any adjournments that may take place.

     At the meeting, we will be asking our shareholders to approve, ratify and confirm:

     (1) our reincorporation from the State of Colorado to the State of Delaware;

     (2) our entering into an agreement providing for the issuance of 100,000 shares of our Common Stock to an officer and director of the Company as part of his compensation;

     (3)    our  prior  issuance  of  warrants  to  purchase   an
additional 50,000 shares of our Common Stock exercisable for five
(5) years at $0.85 per share to a former public and investor relations consultant to the Company; and

     (4) our entering into an agreement with a management and financial consultant to the Company for their services for the Company in consideration for the issuance of 50,000 shares of our Common Stock to that consultant.

     In addition, you will be asked to consider and vote upon any other business that may come before the meeting.

     The Board of Directors recommends a vote "FOR" our reincorporation into Delaware, "FOR" the proposal to approve, ratify and confirm the agreement pursuant to which 100,000 shares of our Common Stock will be granted to one of our officers and directors as partial consideration for his services to be rendered to the Company, "FOR" the proposal to approve, ratify and confirm the issuance of warrants to our former public and investor relations consultant, and "FOR" the proposal to approve, ratify and confirm our agreement with a management and financial consultant to the Company pursuant to which they provide their services to the Company in consideration for the issuance of 50,000 shares of our Common Stock.

     Included with this letter are an attached Notice of Meeting and Proxy Statement, as well as a proxy form.

     Your vote is important. Whether or not you plan to attend the special meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy form in the envelope provided. Your right to vote in person at the meeting is not affected by returning the proxy form.

     On behalf of the Board of Directors, officers and employees of Pacific CMA, Inc., I would like to thank you for your continued interest and support.



                                        Sincerely,

                                        Alfred Lam
                                        Chairman of the Board

                                               [PRELIMINARY COPY]


                        PACIFIC CMA, INC.
                   1350 Avenue of the Americas
                           Suite 3100
                    New York, New York 10019


            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                               New York, New York
                                               February 27, 2004


To all Shareholders of Pacific CMA, Inc.:

      Notice is hereby given pursuant to the provisions of the Colorado Business Corporation Act that a Special Meeting of the Shareholders of Pacific CMA, Inc., a Colorado corporation (the "Company", "us", "we" or "our"), will be held at our offices located at 1350 Avenue of the Americas, Suite 3100, New York, New York 10019 on March 23, 2004 at 4:00 p.m. (New York time).

      The purposes of this Meeting are to consider, discuss, vote and act upon the following:

     1. A proposal to ratify, approve and confirm the change of our state of incorporation from the State of Colorado to the State of Delaware by means of a merger of Pacific CMA, Inc. with and into Pacific CMA, Inc. (Delaware), a newly formed Delaware corporation that is wholly owned by us. Pacific CMA, Inc. (Delaware) will be the surviving corporation in the merger, and the effect of the merger will be to change the law applicable to our corporate affairs from the Colorado Business Corporation Act to the Delaware General Corporation Law. This change in applicable law results in some differences in shareholders' rights. See "Comparison of Shareholder Rights."

      2. A proposal to ratify, approved and confirm our agreement with Henrik Christensen, an Executive Vice President of the Company and a member of our Board of Directors, providing for the issuance of 100,000 shares of our Common Stock as partial compensation for his continued services to the Company.

      3. A proposal to ratify, approve and confirm the issuance of Warrants to purchase 50,000 shares of our Common Stock to R. Keith Fetter for a term expiring on September 30, 2008 at an exercise price of $0.85 per share. Mr. Fetter is a principal of Piedmont Consulting, Inc. ("Piedmont") and had served as our public and investor relations consultant.

     4. A proposal to ratify, approve and confirm our agreement with Basic Investors, Inc. ("Basic"), a management and financial consultant to the Company for their services in consideration for the issuance of 50,000 shares of our Common Stock.

      5. To consider other business that may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other business that might come before the meeting.

       Alfred Lam and Buller Services Corp. ("BSC"), who collectively own approximately 66% of the outstanding shares of our Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of shareholders. Mr. Lam may be deemed to be the beneficial owner of shares of the Company's Common Stock held by BSC.

     The Board of Directors is solicitng proxies for this special meeting of shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

      The Board has set February 20, 2004 as the record date for the meeting. Shareholders who owned shares of the Company's Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 25,675,590 shares of the Company's Common Stock issued and outstanding on February 20, 2004.

      Voting materials, which include the Proxy Statement, proxy form, and the Company's Plan of Merger, are being mailed to shareholders on or about February 27, 2004.

      PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM  AND
RETURN  IT  PROMPTLY  TO  THE COMPANY IN THE  ENVELOPE  PROVIDED.
RETURNING  THE PROXY FORM WILL NOT AFFECT YOUR RIGHT TO  VOTE  IN
PERSON IF YOU ATTEND THE MEETING.

                 ******************************

      Our Board of Directors has unanimously approved the above proposals, believing that they are in the best interest of our shareholders and recommends their adoption.

                               By Order of the Board of Directors


                               Alfred Lam
                               Alfred Lam, Chairman

Dated: February 27, 2004





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


                       GENERAL INFORMATION
                       -------------------

      This Proxy Statement is furnished in connection with a special meeting of shareholders called by our Board of Directors to be held at our offices located at 1350 Avenue of the Americas, Suite 3100, New York, New York 10019 at 4:00 p.m. (New York time) on March 23, 2004, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Special Meeting will be first mailed or given to our shareholders on or about February 27, 2004.

      All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting. Alfred Lam and Buller Services Corp. ("BSC"), who collectively own approximately 66% of our outstanding Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the special meeting of shareholders.

      The enclosed Proxy Statement is provided by our Board of Directors for use at the special meeting of shareholders to be held at our offices located at 1350 Avenue of the Americas, Suite 3100, New York, New York 10019 at 4:00 p.m. (New York time) on March 23, 2004, and at any adjournment or adjournments of the meeting.

      Our shareholders of record at the close of business on February 20, 2004 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On that date, we had 25,675,590 outstanding shares of Common Stock entitled to one vote per share on the proposals to be presented at the special meeting.

      The presence, whether in person, via telephone or other permitted means of attendance, of the holders of one-third of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have the effect as a vote against the proposals.

      The affirmative vote of the holders of a majority of our outstanding shares of Common Stock shall be required in order to approve each of the proposals set forth above. Although our By-Laws permit proposals to be carried by a plurality of the votes cast, the Rules of the American Stock Exchange, Inc. ("AMEX") require the affirmative vote of the holders of a majority of our outstanding shares of Common Stock be required for each of the proposals and our Board of Directors has determined to require such majority for approval of each of the proposals.



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


      Only one Proxy Statement is being delivered to two or more security holders who share an address unless we have received contrary instruction from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to Alfred Lam, Chairman, Pacific CMA, Inc., 1350 Avenue of the Americas, Suite 3100, New York, New York 10019 or calling him at (212) 247-0049.


























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



QUESTIONS  AND  ANSWERS  ABOUT THE PROXY  STATEMENT  AND  SPECIAL
MEETING

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY FORM?

A: You are receiving a Proxy Statement and proxy form from us because you own shares of Common Stock of Pacific CMA, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy form, you appoint Alfred Lam and Rango Lam as your representatives at the meeting. Alfred Lam and Rango Lam will vote your shares, as you have instructed them in the proxy form, at the meeting. This way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy form in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the proxy form, Alfred Lam and Rango Lam will vote your shares, under your proxy, in accordance with their best judgment.

Q:   WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A: You are being asked to vote for (1) our reincorporation into Delaware (2) an agreement providing for the issuance of 100,000 shares of our Common Stock to one of our officers and directors; (3) the issuance of Warrants to purchase 50,000 shares of our Common Stock to a former public and investor relations consultant to the Company; and (4) an agreement providing for the issuance of 50,000 shares of our Common Stock to a management and financial consultant to the Company. We have described all of these matters more fully in the attached Proxy Statement.

Q:   HOW DO I VOTE?

A: You may vote either by mail or in person at the special meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy form to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

     If you sign and return your proxy form but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "FOR" each of the proposals.

     If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY FORM?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers.
     Please sign and return ALL proxy forms to ensure that all your shares are voted.

Q:   IF  I  HOLD  SHARES IN THE NAME OF A BROKER,  WHO  VOTES  MY
     SHARES?

A: We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of auditors, but cannot vote on non-routine matters, such as the Company's proposed reincorporation and the proposed issuances of shares of our Common Stock and Warrants unless they have received voting instructions from the person for whom they are holding shares. Thus, if you do not give your broker instructions as to how to vote your shares, your broker will most likely not be able to vote on the proposals at the special meeting.

     We encourage you to provide directions to your broker as to how you want he or she to vote your shares on each of the matters to be brought before the special meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:   WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A:   If  you  hold your shares in your own name, you  may  revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     -- signing another proxy with a later date and returning that proxy to the Company,

     -- sending notice to the Company that you are revoking your proxy, or

     --   voting in person at the special meeting.



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


Q:   HOW ARE VOTES COUNTED?

A: Voting results will be tabulated and certified by our transfer agent.

Q:   WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will file a Report on Form 8-K to announce the results.
     We will file that report with the Securities and Exchange Commission (the "Commission") and the American Stock Exchange, Inc. ("AMEX"), and you can get a copy by contacting the Commission, through the SEC's EDGAR system on its home page at www.sec.gov or through the Company's websites: www.pacificcma,com, www.agihk.com and
     www.airgatecorp.com. Information on our websites do not constitute part of this Proxy Statement.

Q:   WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.























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


                         PROPOSAL NO. 1
                         --------------

                   REINCORPORATION IN DELAWARE
                   ---------------------------

      Upon effectiveness of the reincorporation in the State of Delaware, certificates for shares of our Common Stock issued under the Pacific CMA, Inc. name will continue to represent your interest in us even though we have changed our state of domicile. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES, ALTHOUGH SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

     The name change and reincorporation will be effected as soon as practical after the expiration of the time period required by Rule 14c-5 of the Securities Exchange Act of 1934, as amended, the corporate laws of the States of Colorado and Delaware and the Rules and Regulations of the AMEX.

Reincorporation in Delaware
---------------------------

     Our Board of Directors has approved a proposal to change our state of incorporation from Colorado to Delaware. The reincorporation will be effected by merging us (Pacific CMA, Inc., a Colorado corporation) with and into Pacific CMA, Inc., a Delaware corporation, formed by us for the purpose of the reincorporation, in accordance with the terms of an Agreement and Plan of Merger. A copy of the form of merger agreement is attached to this information statement as Appendix A, and statements in this information statement regarding the merger agreement are qualified by reference to the complete merger agreement.

      Upon the effective date of the reincorporation, each outstanding share of our Common Stock will be automatically exchanged for one share of the Common Stock of Pacific CMA, Inc. (Delaware). We will cease to exist as a Colorado corporation, and Pacific CMA, Inc. (Delaware) will be the continuing or surviving corporation of the reincorporation. Thus, Pacific CMA, Inc. (Delaware) will succeed to all of our business and operations, own all of our assets and other properties and will assume and become responsible for all of our liabilities and obligations. The reincorporation, therefore, will not involve any change in our business, properties or our management. The name of the surviving company will be Pacific CMA, Inc. (Delaware).

Purpose of Merger and Reincorporation
-------------------------------------

     The purpose of the reincorporation is to change our state of incorporation and legal domicile from Colorado to Delaware. Our Board of Directors believes that this change in the domicile would be in our best interests and in the best interests of our shareholders.

      Our Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the domicile to Delaware in order to have the benefits afforded by a more flexible corporation law. Delaware has a well-established policy of continuously reviewing and updating its corporate laws. Consistent with this policy, the corporate laws of Delaware are



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


frequently revised and Delaware currently has a flexible and modern statute governing the conduct of corporate affairs.

      Thousands of corporations, including a great many of the larger corporations in this country, are now incorporated in Delaware. The number of corporations maintaining their domicile in Delaware over the years has resulted in a judiciary particularly familiar with many phases of corporate matters and a substantial body of decisions construing its laws and establishing public policy affecting its corporations. Based on the well developed and predictable nature of the Delaware corporate law, management believes that the ongoing operations and business of the Company can be carried on to better advantage if the Company is incorporated under the laws of Delaware. See "Differences Between Corporate Law of Colorado and Delaware."

      Delaware has in effect an anti-takeover statute that would, following the reincorporation, make it difficult for a potential acquiror to effect a takeover or change in control of the Company without management's consent and the consent of the Company's shareholders. Accordingly, the reincorporation will have the effect of making it more difficult to remove the existing management of the Company Colorado does not have a comparable statute. Management is unaware of any person accumulating the Company's voting securities or seeking to take control of the Company, but believes that reincorporation in Delaware is still desirable for the reasons described above, notwithstanding the anti-takeover effect of reincorporation.

      We have attached to this Proxy Statement the following documents:

      Exhibit "A" -  Agreement and Plan of Merger and
                     Reorganization
      Exhibit "B" -  The Certificate of Incorporation of
                     Pacific CMA, Inc., our Delaware subsidiary
      Exhibit "C" -  The By-Laws of Pacific CMA, Inc., our
                     Delaware subsidiary

Authorized Shares of Stock
--------------------------

      Our Certificate of Incorporation authorizes 100,000,000 shares of Common Stock, of which 25,675,590 shares of Common
Stock  are  issued  and outstanding as of  the  record  date  and
10,000,000 shares of preferred stock, of which none are outstanding. Pacific CMA, Inc.'s (Delaware) Certificate of Incorporation authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. No shares of any capital stock will be issued by Pacific CMA, Inc. (Delaware) in connection with the Reincorporation, other than the shares of Pacific CMA, Inc.'s (Delaware) Common Stock to be exchanged for our outstanding Common Stock and the issuance of options, warrants, rights, etc. in exchange for any then outstanding options, warrants, rights, etc.

Conversion of Our Common Stock
------------------------------

      As soon as the reincorporation becomes effective, each outstanding share of our Common Stock will automatically convert into and be exchanged for one share of Pacific CMA, Inc.'s (Delaware) Common Stock, and our shareholders will automatically become stockholders of Pacific CMA, Inc. (Delaware).

      In addition, each outstanding option, right or warrant to acquire shares of our Common Stock outstanding upon the reincorporation will beconverted into an option, right or warrant to acquire the same number of shares of Pacific CMA, Inc.'s (Delaware) Common Stock.

      Therefore,  beginning  on  the   effective  date   of   the
reincorporation, each of our stock certificates which were outstanding immediately prior to the reincorporation will automatically represent the same number of Pacific CMA, Inc. (Delaware) shares. Our shareholders need not exchange their stock certificates for Pacific CMA, Inc. (Delaware) stock certificates. Likewise, shareholders should not destroy their old certificates and should not send their old certificates to us or our transfer agent, either before or after the effective date of the reincorporation.

Transferability of Shares
-------------------------

      Shareholders whose shares of our Common Stock are freely tradable before the reincorporation will own shares of Pacific CMA, Inc.'s (Delaware) Common Stock that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of Pacific CMA, Inc. (Delaware) that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold Pacific CMA, Inc. (Delaware) stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in the Company.

     After the reincorporation, Pacific CMA, Inc. (Delaware) will continue to be a publicly held company, and, like Pacific CMA, Inc. (Colorado) shares, shares of Pacific CMA, Inc. (Delaware) will be quoted on the AMEX, however under a different CUSIP number. Pacific CMA, Inc. (Delaware) will also file with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

Federal Income Tax Consequences of the Reincorporation
------------------------------------------------------

      The discussion of U.S. federal income tax consequences set forth below does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

      The following discussion sets forth all material U.S. federal income tax consequences of the reincorporation to our shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to a particular shareholder based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

      The following disclosure is based on the Internal Revenue Code of 1986, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation to our shareholders. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

      The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Internal Revenue Code of 1986. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or Pacific CMA, Inc. (Delaware). Each former holder of our Common Stock will have the same basis in the capital stock of Pacific CMA, Inc. (Delaware) received by that holder pursuant to the reincorporation as that holder has in our Common Stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to Pacific CMA, Inc.'s (Delaware) Common Stock will include the period during which that holder held corresponding shares of our Common Stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

Accounting Treatment
--------------------

      In accordance with accounting principles generally accepted in the United States, we expect that the reincorporation will be accounted for as a combination of entities under common control and recorded at historical cost.

Regulatory Approvals
--------------------

      We will obtain all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of Colorado, the filing of a Certificate of Merger with the Secretary of the State of Delaware and the filing of this Proxy Statement on Schedule 14A with the Securities and Exchange Commission.

                  DIFFERENCES BETWEEN CORPORATE
                  LAW OF COLORADO AND DELAWARE
                  -----------------------------

     Management is of the opinion that, except as described below (for example, written consents of shareholders, appraisal rights of dissenting shareholders, required vote of shareholders needed to take certain actions, anti-takeover legislation, cumulative voting, etc.), there are no substantial differences relating to the rights of shareholders between the Certificate of Incorporation and By-Laws of the Company and those of Pacific CMA, Inc. (Delaware).

       Although no attempt has been made to summarize all differences in the corporate laws of such states, management believes the following to be a fair summary of the significant differences in the corporate laws of the States of Colorado and Delaware which could affect our shareholders.

                EXAMINATION OF BOOKS AND RECORDS
                --------------------------------

      Under Colorado corporation law, a person must have been a shareholder for at least three months, or be the holder of record of at least five percent of all outstanding shares of any class of stock of a corporation in order to examine certain records of the corporation, including the minutes of meetings of the board of directors and board committees, accounting records and shareholder records. Under Delaware corporation law, any stockholder with a proper purpose may demand inspection of the records of the corporation.

                            DIVIDENDS
                            ---------

      Under Delaware corporation law, a corporation may pay dividends to its stockholders either out of surplus (net assets in excess of stated capital), or in case there is no surplus, out of net profits for the current fiscal year and the preceding fiscal year, with certain limitations. Under Colorado corporation law, dividends may be paid out of net assets available after providing for satisfaction of preferential rights of shareholders whose preferential rights are superior to those receiving the dividend.

                      VOTES OF SHAREHOLDERS
                      ---------------------

       Colorado corporation law provides that unless the Certificate of Incorporation provides otherwise, the vote of a majority of all outstanding shares entitled to vote is required to amend the corporate charter, to dissolve a corporation, to effect a merger or consolidation or to sell, lease or exchange all or substantially all of the corporation's assets. Under Delaware corporation law and the Certificate of Incorporation of Pacific CMA, Inc. (Delaware), the vote of a majority of the outstanding stock entitled to vote is required to amend the corporate charter, to dissolve a corporation, to effect a merger or consolidation or to sell, lease or exchange all or substantially all of the corporation's assets. Under both Colorado and Delaware law, action by the Board of Directors, as well as the shareholders, is required to amend the corporate charter, effect a merger or consolidation or the sale, lease or exchange of its assets. Accordingly, the reincorporation will not have a practical impact on the vote of shareholders necessary to approve significant corporate transactions.

                        CUMULATIVE VOTING
                        -----------------

      Delaware corporation law permits a corporation to provide cumulative voting by including a provision to that effect in its Certificate of Incorporation. The Certificate of Incorporation of Pacific CMA, Inc. (Delaware) will not have a provision permitting cumulative voting. Under Colorado corporation law, shareholders have cumulative voting unless prohibited in the Certificate of Incorporation. The Certificate of Incorporation of the Company currently is ambiguous as to whether or not cumulative voting for our Directors exists. Article Third, subsection A.(b) provides as follows:

       The holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action. Each holder of Common
       Stock  shall have one vote for each share of Common
       Stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors each holder of Common
       Stock shall have as many votes for each share of Common Stock held by him as there are directors to be elected and for whose election the holder of Common Stock has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. (Emphasis added.)

      The last sentence of this subsection A.(b) of Article Third is not consistent with the clause ending the prior sentence and the Company believes it was meant to eliminate cumulative voting.

           ACTION BY WRITTEN CONSENT WITHOUT A MEETING
           -------------------------------------------

     Under Colorado corporation law, shareholders may take action without meetings by unanimous written consent of the shareholders entitled to vote. Under Delaware corporation law, stockholders may take action without meetings by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Alfred Lam and BSC will own in the aggregate more than a majority of the votes represented by Pacific CMA, Inc.'s (Delaware) Common Stock. As a result, they will have the power to act by written consent to authorize any action which requires stockholder approval, without the vote of any other stockholders.

                    ANTI-TAKEOVER LEGISLATION
                    -------------------------

      Delaware has enacted a statute which prevents a "business combination" between an "interested stockholder" and a Delaware corporation for a period of three years after such stockholder became an interested stockholder, unless certain conditions are met. The Delaware statute defines a business combination as any merger or consolidation, any sale, lease, exchange or other disposition of 10% or more of a corporation's assets, or any transaction (subject to certain exceptions) which results in the transfer of stock of a corporation to the interested stockholder, increases his proportionate ownership of a corporation's stock or results in such interested stockholder receiving the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. The Delaware statute defines an interested stockholder as (subject to certain exceptions) any person who is the owner of 15% or more of the outstanding voting stock of the corporation or a person who is an affiliate or associate of the corporation who became the owner of 15% or more of the outstanding voting stock of the corporation within the three-year period prior to the date on which it is sought to determine whether such stockholder is interested. A business combination is exempt from the effect of the statute if, among other things, either (i) prior to the date the stockholder became interested, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming interested, (ii) upon consummation of the transaction that resulted in the stockholder becoming interested, such stockholder owned at least 85% of the corporation's voting stock at the time the transaction consummated, or (iii) on or after the date the stockholder becomes interested, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

      The anti-takeover statute provides that the Certificate of Incorporation of a Delaware corporation may provide that the corporation expressly elects not to be governed by the statute. The Certificate of Incorporation of Pacific CMA, Inc. (Delaware) does not include such a provision.

      The effect of reincorporation in Delaware, and thereby subjecting Pacific CMA, Inc. (Delaware) to the anti-takeover statute, will make it more difficult for a person who seeks to acquire control of Pacific CMA, Inc. (Delaware) or to effect a business combination with Pacific CMA, Inc. (Delaware), such as a tender offer, to do so without management's approval, thereby making it more difficult to remove existing management of Pacific CMA, Inc. (Delaware). The Delaware statute could, therefore, potentially have an adverse impact on stockholders who wish to participate in any such tender offer or other transactions even where such transaction may be favorable to the interests of the stockholders.

      The reincorporation could have the effect of discouraging hostile tender offers, proxy contests or other transactions by forcing potential acquirors to negotiate with incumbent management. The disadvantages to stockholders of the reincorporation in Delaware include reducing the likelihood that a hostile tender offer at a premium over market price for Pacific CMA, Inc.'s (Delaware) shares will be made. The reincorporation will have a practical effect on stockholders by making it more difficult to remove existing management without such management's approval.

                           DISSOLUTION
                           -----------

      Under Colorado corporation law and upon its board of directors adopting a resolution setting forth a proposal to dissolve which proposal is approved by a majority of the shareholders entitled to vote thereon. Under Delaware law, a corporation can voluntarily dissolve if its board of directors and a majority of the stockholders entitled to vote thereon approve the dissolution, or without approval of the board of directors if all the stockholders entitled to vote approve the dissolution.
                     LIABILITY OF DIRECTORS
                     ----------------------

      Under Delaware law, directors are jointly and severally liable to a corporation for willful or negligent violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under

Colorado law, directors are jointly and severally liable to the corporation if they vote for or assent to acts which violate statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof. Under Colorado law, there is no express standard of conduct which can protect a director from liability nor any express statute of limitations with respect to any such illegal acts by a director, as there are under Delaware law, and directors are not liable as long as they did not vote for or assent to any of the illegal acts. Colorado law, unlike Delaware law, allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he does not register his dissent in the minutes of the meeting, by voting against the illegal act.

                    EFFECTIVE DATE OF MERGER
                    ------------------------

     Subject to the satisfaction of the conditions of the merger, it is contemplated that the merger will be made effective as of March ____, 2004.

                 NO APPRAISAL/DISSENTERS' RIGHTS
                 -------------------------------

      Neither appraisal nor dissenters' rights are available to shareholders of a Colorado corporation with respect to a merger or consolidation by a corporation the shares of which are listed on a national securities exchange.

                   RECOMMENDATION OF THE BOARD
                 OF DIRECTORS AND VOTE REQUIRED
                 ------------------------------

      The Board of Directors believes that approval of the Company's reincorporation in Delaware is advisable and is in the best interests of the Company and our shareholders. Accordingly, the Board of Directors recommends a vote "FOR" the approval of the Company's reincorporation in Delaware.

      The Board of Directors has determined and, as required by the Rules of the AMEX, that the approval, ratification and confirmation of the proposal to reincorporate in Delaware, is to be approved, ratified and confirmed by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting, assuming a quorum is present.

     The Board of Directors recommends a vote "FOR" the approval, ratification and confirmation of the proposal to change the Company's state of incorporation from the State of Colorado to the State of Delaware.

                         PROPOSAL NO. 2
                         --------------

             APPROVAL, RATIFICATION AND CONFIRMATION
              OF OUR AGREEMENT WITH AN OFFICER AND
             DIRECTOR PROVIDING FOR THE ISSUANCE OF
        SHARES AS PARTIAL CONSIDERATION FOR HIS SERVICES
        ------------------------------------------------

                           BACKGROUND
                           ----------

      The Company proposes to enter into an employment agreement with Henrik Christensen pursuant to which Mr. Christensen is to agree to continue to be an executive officer of the Company and, as part of his compensation, the Company proposes to issue 100,000 shares of its Common Stock pursuant to a Registration Statement on Form S-8 to be filed by the Company with the Commission. Mr. Christensen has been an Executive Vice President of the Company since September 2002 and a Director of the Company since October 2002.

      The employment agreement will allow the Company to retain Mr. Christensen's services for a period of five (5) years and reduce the potential cash expenditures by the Company to Mr. Christensen. We have negotiated an agreement with him pursuant to which we will issue 100,000 shares of our Common Stock as partial compensation. The Company has also agreed to register the 100,000 shares of Common Stock to be issued to Mr. Christensen on a Form S-8 registration statement to be filed with the Commission. As an officer and director of the Company, upon the Form S-8 registration statement becoming effective with the Commission, the shares to be issued to Mr. Christensen, will be "restricted" securities as that term is defined by the Securities Act of 1933, as amended (the "Act") and the Rules and Regulation promulgated thereunder by the Commission. However, such shares will be eligible for public sale pursuant to the provisions of Rule 144 promulgated under the Act by the Commission, provided that the Company and Mr. Christensen are then in compliance with the provisions of Rule 144.

       We are seeking approval of the Company's employment agreement providing for the issuance of 100,000 shares of its Common Stock to Mr. Christensen, because Section 711 of the Rules of the AMEX require shareholder approval of any compensation arrangement with an officer, director or consultant of the Company, pursuant to which options or stock may be acquired by such person (except for certain limited circumstances).

      As there were approximately 25,675,590 shares of our Common Stock issued and outstanding as of February 20, 2004, the issuance of 100,000 shares of our Common Stock to Mr. Christensen will increase the number of shares of our Common Stock issued and outstanding by less than one (1%) percent.

                 NO APPRAISAL/DISSENTERS' RIGHTS
                 -------------------------------

      Under Colorado law, shareholders are not entitled to either appraisal or dissenters' rights under the proposal to ratify, confirm and approve the employment agreement pursuant to which we will issue 100,000 shares of our Common Stock to Mr. Christensen.

                   RECOMMENDATION OF THE BOARD
                 OF DIRECTORS AND VOTE REQUIRED
                 ------------------------------

      The Board of Directors believes that approval, ratification and confirmation of the employment agreement providing for the issuance of 100,000 shares of Common Stock to Mr. Christensen as partial consideration for his services as an officer of the Company is advisable and in the best interests of the Company and our shareholders. Accordingly, the Board of Directors recommends a vote "FOR" the approval, ratification and confirmation of the employment agreement providing for the issuance of 100,000 shares of our Common Stock to Mr. Christensen.

      The Board of Directors has determined and, as required by the Rules of the AMEX, that the approval, ratification and confirmation of the Company entering into an employment agreement with Mr. Christensen providing for the issuance of 100,000 shares of our Common Stock to Mr. Christensen is to be approved, ratified and confirmed by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting, assuming a quorum is present.

     The Board of Directors recommends a vote "FOR" the approval,
ratification   and  confirmation  of  the  employment   agreement
providing for the issuance of 100,000 shares of our Common Stock to Mr. Christensen.

                         PROPOSAL NO. 3
                         --------------

             APPROVAL, RATIFICATION AND CONFIRMATION
         OF THE ISSUANCE OF WARRANTS TO A FORMER PUBLIC
        AND INVESTOR RELATIONS CONSULTANT OF THE COMPANY
        ------------------------------------------------

                           BACKGROUND
                           ----------

      The Company had previously engaged R. Keith Fetter to provide public and investor relations services to the Company during the period of time from June 1, 2003 to December 31, 2003. In consideration for his services to the Company, the Company issued 50,000 Warrants to Mr. Fetter.

      The Warrants issued to Mr. Fetter in October 2003 are exercisable at $0.85 per share and will expire on September 30, 2008. Any shares of the Company's Common Stock issued to Mr. Fetter will be "restricted" securities as that term is defined by the Act and the Rules and Regulations promulgated by the Commission thereunder.

      The exercise price and number of shares of the Company's Common Stock purchasable upon exercise of the Warrants issued to Mr. Fetter are subject to adjustment upon the occurrence of certain events including stock dividends, reclassification, stock splits, and combinations.

      The issuance of Warrants to Mr. Fetter eliminated the Company's need to pay Mr. Fetter in cash for his services.

      We are seeking approval, ratification and confirmation of the issuance of 50,000 Warrants to Mr. Fetter because we desire to voluntarily comply with Section 711 of the Rules of the AMEX that would normally require, but for the issuance to Mr. Fetter occurring before our listing and having been included in our application to AMEX, shareholder approval of any compensation arrangement with an officer, director or consultant of the Company, pursuant to which options or stock may be acquired by such person (except in certain limited circumstances). The
Company desires to make that voluntary compliance as its securities are newly listed on the AMEX.

      As there were approximately 25,675,590 shares of our Common Stock issued and outstanding as of February 20, 2004 the issuance of 50,000 shares of our Common Stock, assuming all 50,000 Warrants are exercised by Mr. Fetter, will increase the number of our shares of Common Stock issued and outstanding by less than one (1%) percent.

                 NO APPRAISAL/DISSENTER'S RIGHTS
                 -------------------------------

      Under Colorado law, shareholders are not entitled to either appraisal or dissenters' rights as a result of the issuance of 50,000 Warrants to Mr. Fetter.

                   RECOMMENDATION OF THE BOARD
                 OF DIRECTORS AND VOTE REQUIRED
                 ------------------------------

       The Board of Directors believes that the approval, ratification and confirmation of the issuance of 50,000 Warrants to Mr. Fetter is advisable and is in the best interests of the Company and our shareholders. Accordingly, the Board of Directors recommends a vote "FOR" the approval, ratification and confirmation of the issuance of 50,000 Warrants to Mr. Fetter.

      The Board of Directors has determined and, as required by the Rules of the AMEX, that the approval, ratification and confirmation of the issuance of 50,000 Warrants to Mr. Fetter, is to be approved, ratified and confirmed by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting, assuming a quorum is present.

      The Board of Directors recommends a vote "FOR" the approval of the proposal to approve, ratify and confirm the issuance of 50,000 Warrants to Mr. Fetter.

                         PROPOSAL NO. 4
                         --------------

             APPROVAL, RATIFICATION AND CONFIRMATION
               OF OUR AGREEMENT WITH A MANAGEMENT
             AND FINANCIAL CONSULTANT TO THE COMPANY
            PROVIDING FOR THE ISSUANCE OF OUR SHARES
            ----------------------------------------

                           BACKGROUND
                           ----------

      Pursuant to the agreement with Basic, Basic is to provide management and consulting services to the Company for a term ending in January 2004 in consideration for 50,000 shares of our Common Stock. The shares of our Common Stock to be issued to Basic are "restricted" securities as that the term is defined in the Act and the Rules and Regulations promulgated by the Commission thereunder, and have "piggyback" registration rights with respect to the shares to be issued to Basic.

      The Company's Agreement with Basic allows the Company to receive services from Basic without the payment of any funds to Basic.

      We are seeking approval of the Company's agreement with Basic provides for the issuance of 50,000 shares of its Common Stock to Basic because Section 711 of the Rules of the AMEX requires shareholder approval of any compensation arrangement with an officer, director or consultant of the Company, pursuant to which option or stock may be acquired by such person (except for certain limited circumstances).

      As there were approximately 25,675,590 shares of our Common Stock issued and outstanding as of February 20, 2004. The issuance of 50,000 shares of our Common Stock to Basic will increase the number of our shares issues and outstanding by less than one (1%) percent.

                 NO APPROVAL/DISSENTERS' RIGHTS
                 ------------------------------

      Under Colorado law, shareholders are not entitled to either appraisal or dissenters' rights as a result of the Company's agreement with Basic providing for the issuance of 50,000 shares of our Common Stock to Basic.

                   RECOMMENDATION OF THE BOARD
                 OF DIRECTORS AND VOTE REQUIRED
                 ------------------------------

       The Board of Directors believes that the approval, ratification and confirmation of the agreement with Basic providing for the issuance of 50,000 shares of our Common Stock to Basics is advisable and is in the best interests of the Company and our shareholders. Accordingly, the Board of Directors recommends a vote "FOR" the approval, ratification and confirmation of the agreement with Basic providing for the issuance of 50,000 shares of our Common Stock to Basic.

      The Board of Directors has determined and, as required by the Rules of the AMEX, that the approval, ratification and confirmation of the agreement with Basic providing for the issuance of 50,000 shares of our Common Stock to Basic, is to be approved, ratified and confirmed by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting, assuming a quorum is present.

     The Board of Directors recommends a vote "FOR" the approval,
ratification  and  confirmation  of  the  agreement  with   Basic
providing for the issuance of 50,000 shares of our Common Stock to Basic.


                              By Order of the Board of Directors

                              Rango Lam, Secretary


Boulder, Colorado
February 27, 2004

                                                      EXHIBIT "A"
                                                      -----------


         AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
         -----------------------------------------------


      This  AGREEMENT AND PLAN OF MERGER AND REORGANIZATION  (the

"Merger  Agreement"), dated as of March ____,  2004,  is  by  and between, Pacific CMA, Inc., a Colorado corporation ("Parent") and

Pacific  CMA,  Inc.,  a Delaware corporation and  a  wholly-owned subsidiary of Parent ("Subsidiary").

     WHEREAS, Parent, as of the date hereof, has the authority to issue  110,000,000  shares of capital stock  consisting  of:  (i)

110,000,000 shares of common stock, no par value ("Parent  Common

Stock"); and (ii) 100,000,000 shares of preferred stock,  no  par value  ("Parent Preferred Stock"), all of which are  undesignated as to class or series and unissued ("Parent Undesignated Stock");

      WHEREAS,  Subsidiary,  as  of  the  date  hereof,  has  the authority to issue 110,000,000 shares of capital stock consisting of:  (i) 110,000,000 shares of common stock, par value $0.001 per share ("Subsidiary Common Stock"); and (ii) 100,000,000 shares of

preferred   stock,  par  value  $0.001  per  share   ("Subsidiary

Preferred Stock"), all shares of preferred stock are undesignated as to class or series ("Subsidiary Undesignated Stock");

     WHEREAS, Parent and Subsidiary desire that Parent merge with and  into  Subsidiary and that Subsidiary shall continue  as  the

Surviving  Company (as hereinafter defined) in  such  Merger  (as

hereinafter  defined),  upon  the  terms  and  subject   to   the

conditions  set forth herein and in accordance with the  laws  of the State of Colorado and the laws of the State of Delaware;

      WHEREAS,  this Merger Agreement contemplates a tax-deferred merger  of  Parent  with and into Subsidiary in a  reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code  of

1986, as amended; and

      WHEREAS,  the respective Boards of Directors of Parent  and

Subsidiary  have approved this Merger Agreement, and  Parent  and

Subsidiary  shall  each  submit this Merger  Agreement  to  their shareholders for their approval, if required.

      NOW,  THEREFORE, in consideration of the mutual  agreements and covenants set forth herein, the parties hereto agree to merge as follows:

                            ARTICLE 1

                             MERGER
                             ------

      1.1.  MERGER.  Subject to the  terms and conditions of this

Merger Agreement, Parent shall be merged with and into Subsidiary

(the "Merger") in accordance with the General Corporation Law  of the  State of  Delaware  (the "Delaware Code") and  the  Colorado

Business Corporation Law (the "CBC"), and the  separate existence of  Parent  shall  cease and  Subsidiary  shall be the  surviving company (which, in its capacity  as  the  surviving  company,  is hereinafter sometimes referred to as the "Surviving Company") and continue its  corporate existence  under the laws of the State of

Delaware.

      1.2.  EFFECT OF THE MERGER.   At the Effective  Time of the

Merger  (as hereinafter  defined),  the Surviving  Company  shall possess all the rights, privileges, immunities and franchises, of a public and  private nature,  of each of Parent  and Subsidiary;

all property  (real, personal and mixed) and all debts due on any account, including subscriptions for shares, and all other choses in action,  and every other interest of or belonging to or due to each of Parent and Subsidiary shall vest in the Surviving Company without any further act or deed; the title to any real estate or any interest therein vested by deed or otherwise in Parent shall not  revert  nor in  any way  become  impaired  by reason of  the

Merger, the Surviving Company shall be responsible and liable for all  the  liabilities  and  obligations  of  each of  Parent  and

Subsidiary; a claim of or against or a  pending proceeding by  or against Parent or  Subsidiary may be  prosecuted as if the Merger had not taken place,  or the Surviving Company may be substituted in the place of Parent;  and neither  the rights of creditors nor any  liens  upon  the property  of Parent or  Subsidiary shall be

impaired  by the Merger.   All corporate acts,  plans,  policies,

agreements, arrangements, approvals and authorizations of Parent,

its  shareholders,  Board of  Directors  and committees  thereof,

officers and agents which were  valid and  effective  immediately prior to the  Effective Time  shall be taken for all  purposes as

the   acts,   plans,   policies,   agreements,    approvals   and

authorizations of the Surviving Company and shall be as effective and binding thereon as the same were with respect to Parent.  The requirements of any plans or  agreements of Parent  involving the issuance  or  purchase  by  Parent  of any  shares of its capital stock, including the Parent's Option Plan,  shall be satisfied by the  issuance or  purchase  of a like  number of  shares  of  the capital stock of the Surviving Company.

      1.3.  EFFECTIVE DATE AND TIME  OF THE MERGER.   The  Merger

shall  become effective as  of the date and time  (the "Effective

Date" and "Effective Time",  respectively) on  which a  certified copy  of  this  Merger  Agreement  or  a  Certificate  of Merger,

executed  and  acknowledged  on  behalf  of  the Parent  and  the

Subsidiary,  in accordance with the  requirements of the Delaware

Code and the CBC,  has been filed with the Delaware  Secretary of

State and the State Corporation Commission of Colorado.

                            ARTICLE 2
                            ---------

                 NAME, ARTICLES/CERTIFICATES OF
              INCORPORATION, BY-LAWS, DIRECTORS AND
                OFFICERS OF THE SURVIVING COMPANY
                ---------------------------------

    2.1.  NAME  OF SURVIVING  CORPORATION.    The  name  of   the

Surviving Company shall continue to be Pacific CMA, Inc.

    2.2.  ARTICLES/CERTIFICATES OF INCORPORATION. The Certificate

of Incorporation of  the Subsidiary shall be  the Certificate  of

Incorporation  of  the  Surviving  Company  from  and  after  the

Effective Time until amended thereafter as provided therein or by law.

    2.3.  BY-LAWS. The By-Laws of Subsidiary shall be the By-Laws of the Surviving  Company from and after the Effective Time until amended thereafter as provided therein or by law.

    2.4.  DIRECTORS AND OFFICERS.   The directors and officers of

Subsidiary  at  the  Effective  Time shall  be the  trustees  and officers, respectively, of the Surviving  Company from and  after the Effective  Time and shall hold office in  accordance with the

Certificate of Incorporation and By-Laws of the Surviving Company

until the next  annual  meeting of  shareholders and  until their successors have been elected and qualified.

                            ARTICLE 3

             CONVERSION AND EXCHANGE OF CERTIFICATES
             ---------------------------------------

    3.1.  CONVERSION.   At  the  Effective  Time,   each  of  the

following transactions shall be deemed to occur simultaneously:

           (a)   Each  share  of Parent Common Stock  issued  and

outstanding  immediately prior to the Effective  Time  shall,  by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a validly issued,

fully paid and non-assessable share of Subsidiary's Common Stock.

The  shares  of Parent Common Stock so converted shall  cease  to exist as such and shall exist only as shares of Subsidiary Common

Stock.

           (b)   Each warrant, option or other right to  purchase

shares  of Parent's Common Stock granted by Parent or any of  its subsidiaries  under any warrant, stock option or  stock  purchase

plan   of  Parent,  including  the  Parent's  Option  Plan,   and

outstanding  immediately prior to the Effective  Time  shall,  by virtue  of the Merger and without any action on the part  of  the holder thereof, be converted into and become a warrant, option or other right to purchase, upon the same terms and conditions,  the number  of  shares  of  Subsidiary  Common  Stock  or  Subsidiary

Preferred Stock, as the case may be, which is equal to the number of  shares of Parent Common Stock or Parent Preferred Stock  that the  warrantholder, optionee or rightholder would  have  received had  he  exercised  his warrant, option or other  right  in  full immediately  prior  to the Effective Time (whether  or  not  such warrant, option or other right was then exercisable). A number of shares of Subsidiary Common Stock and Subsidiary Preferred  Stock

shall be reserved by the Surviving Company for issuance upon  the exercise  of options, warrants, stock purchase rights  and  other convertible  securities equal to the number of shares  of  Parent

Common  Stock  and Parent Preferred Stock so reserved  by  Parent immediately prior to the Effective Time.

           (c)  The shares of Subsidiary Common Stock issued  and

outstanding immediately prior to the Effective Time and  held  by

Parent,  without any action on the part of Parent  or  any  other person,  shall be canceled and retired and resume the  status  of authorized and unissued shares of Subsidiary Common Stock, and no shares of Subsidiary Common Stock, Subsidiary Preferred Stock  or

other  securities  of  Subsidiary  shall  be  issued  in  respect thereof.

    3.2.  EXCHANGE OF CERTIFICATES.

          (a)   From and after the Effective Time, each holder of

an  outstanding  certificate  which,  immediately  prior  to  the

Effective  Time,  represented shares of Parent  Common  Stock  or other  securities  of  Parent shall be  entitled  to  receive  in exchange therefore, upon surrender thereof to the transfer  agent

designated  by  the  Surviving  Corporation,  a  certificate   or

certificates  representing the number  of  shares  of  Subsidiary

Common  Stock, Subsidiary Preferred Stock or other securities  of

Subsidiary,  as the case may be, into which such holder's  shares

of   Parent  Common  Stock,  Parent  Preferred  Stock  or   other

securities  of  Parent were converted. Until so surrendered,  the outstanding  shares of stock of Parent to be converted  into  the stock  of Subsidiary, as provided herein, may be treated  by  the

Surviving  Company for all corporate purposes as  evidencing  the ownership  of  shares  of the Surviving Company  as  though  said surrender  and exchange had taken place. Irrespective of  whether

so   surrendered,  however,  each  such  outstanding  certificate insofar as it purports to represent securities of Parent shall be deemed to be canceled and shall be of no further force or effect.

          (b)   If  any  certificate  for  shares  of  Subsidiary

capital stock is to be issued in a name other than that in  which the certificate for shares of Parent capital stock surrendered in exchange therefore is registered, it shall be a condition of such exchange  that  the  surrendered certificate  shall  be  properly endorsed and otherwise in proper form for transfer and the person requesting  such exchange shall pay any transfer and other  taxes required  by  reason  of  the issuance of certificates  for  such shares  of Subsidiary capital stock in a name other than that  of the  registered holder of the certificate surrendered,  or  shall establish  to  the satisfaction of the Surviving Company  or  its agent  that  such  tax  has  been  paid  or  is  not  applicable.

Notwithstanding the foregoing, no party hereto shall be liable to a  holder  of  shares of Parent capital stock for any  shares  of

Subsidiary  capital  stock or dividends or distributions  thereon delivered  to  a  public  official  pursuant  to  any  applicable abandoned property, escheat or similar law.

                            ARTICLE 4

                 EMPLOYEES AND EMPLOYEE BENEFITS
                 -------------------------------

      The  employees  and  agents  of  Parent  shall  become  the employees and agents of the Surviving Company and continue to  be entitled  to  the same rights and benefits that they  enjoyed  as employees  and agents of Parent. All benefits that  accrue  shall carryover  and  continue  unabated. At the  Effective  Time,  any employee  benefit plan or incentive compensation plan,  including any stock option plan, to which Parent is then a party, including the Parent's Option Plan, shall be assumed by, and continue to be the plan of the Surviving Corporation. To the extent any employee benefit plan or incentive compensation plan of Parent or  any  of its  subsidiaries provides for the issuance or  purchase  of,  or otherwise  relates to, Parent capital stock, from and  after  the

Effective  Time such plan, including Parent's Option Plan,  shall be  deemed  to  provide  for  the issuance  or  purchase  of,  or otherwise to relate to, Surviving Company capital stock.

                            ARTICLE 5

                           CONDITIONS
                           ----------

     Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

      5.1. PARENT SHAREHOLDER APPROVAL. This Merger Agreement and

the   Merger  shall  have  been  adopted  and  approved  by   the

shareholders of Parent in accordance with the CBC.

      5.2.  SUBSIDIARY  SHAREHOLDER  APPROVAL.  The  Articles  of

Incorporation  of  the  Subsidiary  shall  have  been  filed   in

Delaware, and this Merger Agreement shall have been duly  adopted and  approved by the Parent as the sole shareholder of Subsidiary pursuant  to the Delaware Code. The signature of Parent  on  this

Merger  Agreement shall constitute its written  consent,  as  the sole shareholder of the Subsidiary, to this Merger Agreement  and the Merger.

       5.3.   CONSENTS,  ETC.  Any  and  all  consents,  permits,

authorizations,  approvals  and  orders  deemed   in   the   sole

discretion  of Parent to be necessary or desirable to  obtain  in connection with the consummation of the Merger including, without limitation,  any  consents necessary for the  assignment  of  any contract  rights,  obligations  or  benefits  of  Parent  to  the

Surviving  Company  and  any consents of preferred  shareholders,

lenders  or  parties to investors' rights agreements  shall  have been  obtained or the receipt thereof shall have been  waived  by

Parent in its sole discretion.

                            ARTICLE 6

                             GENERAL
                             -------

      6.1. TERMINATION AND ABANDONMENT. This Merger Agreement may

be  terminated, and the Merger and other transactions provided or herein  abandoned,  at any time prior to the Effective  Time,  by action  of  the Board of Directors of Parent, whether  before  or after  adoption  and  approval of this Merger  Agreement  by  the shareholders  of  Parent, if the Board  of  Directors  of  Parent

determines that the consummation of the transactions provided for herein  would not, for any reason, be advisable. In the event  of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect, and there shall be no liability  on the  part  of  either  Parent or Subsidiary or  their  respective

Boards      of     Directors,     or     shareholders,     except
that  Parent  shall  pay  all expenses  incurred  by  Parent  and

Subsidiary  in  connection  with  the  Merger  and  this   Merger

Agreement.

     6.2.  AMENDMENT. This Merger Agreement may be amended by the

Board of Directors of Parent and Board of Directors of Subsidiary

at  any  time  prior  to  the Effective Time,  provided  that  an

amendment  made  subsequent  to  the  approval  of  this   Merger

Agreement  by  either  the shareholders of  Parent  or  the  sole shareholder  of  Subsidiary shall not (a)  alter  or  change  the amount  or  kind  of  shares, securities, cash,  property  and/or rights to be received in exchange for or on conversion of all  or any  of  the  shares  of  any class or  series  thereof  of  such corporation,  (b) alter or change any term of the Certificate  of

Incorporation of Subsidiary to be effected by the Merger, or  (c)

alter  or  change any of the terms and conditions of this  Merger

Agreement,  if  such alteration or change would adversely  affect the holders of the class or series of the stock of such company.

     6.3. DEFERRAL. Consummation of the transactions provided for herein  may be deferred by Parent for any period of time  if  the

Board  of  Directors or Chairman of Parent determines  that  such deferral would be advisable for any reason.

     6.4.  HEADINGS.  The headings set forth herein are  inserted for convenience of reference only and are not intended to be part of,  or  to affect the meaning or interpretation of, this  Merger

Agreement.

     6.5.  COUNTERPARTS. This Merger Agreement may be executed in counterparts, each of which shall constitute an original, and all of  which, when taken together, shall constitute one and the same instrument.

     6.6.  GOVERNING LAW. This Merger Agreement shall be governed by  and  construed in accordance with the laws of  the  State  of

Colorado, without regard to the principles of conflicts of laws.

     6.7.  FURTHER ASSURANCES.  From time to time,  as  and  when required  by  the  Surviving Company  or  by  its  successors  or assigns,  there  shall  be executed and delivered  on  behalf  of

Parent such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall  be  appropriate, advisable or necessary in order to  vest,

perfect  or  confirm, of record or otherwise,  in  the  Surviving

Company  the title to and possession of all property,  interests,

assets,  rights, privileges, immunities, powers,  franchises  and authority  of Parent, and otherwise to carry out the purposes  of this  Merger  Agreement, and the officers and  directors  of  the

Surviving Company are fully authorized in the name and on  behalf of  Parent or otherwise, to take any and all such action  and  to execute and deliver any and all such deeds and other instruments.

      IN  WITNESS WHEREOF, the undersigned have each caused  this

Merger  Agreement to be executed on their respective behalves  as of the day and year first above written.



                                  PACIFIC CMA, INC.
                                  (a Colorado corporation)



                               By:______________________________
                                  Name:  Alfred Lam
                                  Title: Chairman



                                  PACIFIC CMA, INC.
                                  (a Delaware corporation)



                               By:______________________________
                                  Name:  Alfred Lam
                                  Title: Chairman

                                                      EXHIBIT "B"
                                                      -----------


                  CERTIFICATE OF INCORPORATION

                               OF

                        PACIFIC CMA, INC.


      1.   The name of the corporation is PACIFIC CMA, INC.

      2.   The  address of its registered office in the State  of

Delaware is Corporation Trust Center, 1209 Orange Street, in  the

City  of  Wilmington, County of New Castle, Zip Code  19801.  The

name  of  its registered agent at such address is The Corporation

Trust Company.

      3.   The nature of the business or purposes to be conducted

or promoted is: To engage in any lawful act or activity for which corporations  may be organized under the General Corporation  Law of Delaware.

      4.   The   total  number  of  shares  of  stock  which  the

Corporation  shall  have authority to issue is  one  hundred  ten

million   (110,000,000),  of  which  stock  one  hundred  million

(100,000,000) shares of the par value of One Tenth  of  One  Cent

($.001)  each, amounting in the aggregate to One Hundred Thousand

Dollars  ($100,000),  shall  be  Common  Stock  and  ten  million

(10,000,000)  shares of the par value of One Tenth  of  One  Cent

($.001)  each, amounting in the aggregate to Ten Thousand Dollars

($10,000), shall be Preferred Stock.

      The powers, preferences and rights, and the qualifications,

limitations  and restrictions of the Corporation's  Common  Stock and Preferred Stock are as follows:

          (a)   holders of the Corporation's Common  Stock  as  a

          class,  have equal ratable rights to receive  dividends

          when, as and if declared by the Board of Directors, out

          of  funds  legally available therefor and are  entitled

          upon liquidation of the Company to share ratably in the
          net   assets  available  for  distribution,   are   not

          redeemable  and have no pre-emptive or similar  rights;

          and  holders of the Corporation's Common Stock have one

          non-cumulative vote for each share held  of  record  on

          all  matters to be voted on by the Corporation's  stock

          holders.

          (b)   The  shares of Preferred Stock may be  issued  in

          series,  and  shall have such voting  powers,  full  or

          limited,  or  no voting powers, and such  designations,

          preferences  and  relative participating,  optional  or

          other  special rights, and qualifications,  limitations

          or   restrictions  thereof,  as  shall  be  stated  and

          expressed  in  the resolution or resolutions  providing

          for  the  issuance of such stock adopted from  time  to

          time by the Board of Directors.  The Board of Directors

          is  hereby  expressly  vested  with  the  authority  to

          determine  and  fix  in the resolution  or  resolutions

          providing  for  the  issuances of Preferred  Stock  the

          voting  powers, designations, preferences  and  rights,

          and  the  qualifications, limitations  or  restrictions

          thereof, of each such series to the full extent now  or

          hereafter  permitted  by  the  laws  of  the  State  of

          Delaware.

      5.  The Corporation is to have perpetual existence.

      6.  In  furtherance and not in limitation of  the  powers

conferred  by statute, the Board of Directors is expressly  autho rized to make, alter or repeal the By-Laws of the Corporation.

      7.   Meetings of stockholders may be held within or without

the  State of Delaware, as the By-Laws may provide. The books  of the  Corporation may be kept (subject to any provision  contained in  the statutes) outside the State of Delaware at such place  or places  as  may be designated from time to time by the  Board  of

Directors  or  in  the By-Laws of the Corporation.  Elections  of

directors need not be by written ballot unless the By-Laws of the

Corporation shall so provide.

      8.    The  Corporation reserves the right to amend,  alter,

change  or repeal any provision contained in this Certificate  of

Incorporation,  in  the  manner now or  hereafter  prescribed  by statute, and all rights conferred upon stockholders, directors or any other person herein are granted subject to this reservation.

      9.    No  director of the Corporation shall  be  personally

liable to the Corporation or any of its stockholders for monetary damages  for breach of fiduciary duty as a director,  except  for liability (i) for any breach of the director's duty of loyalty to the  Corporation or its stockholders, (ii) for acts or  omissions not  in good faith or which involve intentional misconduct  or  a knowing violation of law, (iii) under Section 174 of the Delaware

General Corporation Law, as the same exists or hereafter  may  be amended,  or  (iv)  for any transaction from which  the  director derived  an  improper personal benefit. If the  Delaware  General

Corporation  Law  hereafter is amended to authorize  the  further elimination or limitation of the liability of directors, then the liability  of a director of the Corporation, in addition  to  the limitation  on  personal  liability  provided  herein,  shall  be limited  to the fullest extent permitted by the amended  Delaware

General  Corporation  Law. Any repeal  or  modification  of  this

Article   by  the  stockholders  of  the  Corporation  shall   be

prospective  only, and shall not adversely affect any  limitation on  the  personal  liability  of a director  of  the  Corporation existing at the time of such repeal or modification.

     10.  The name and mailing address of the incorporator is:

          Alfred Lam
          c/o Pacific CMA, Inc.
          1350 Avenue of the Americas, Suite 3100
          New York, New York 10019

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named,  for the purpose of forming a corporation pursuant to  the

General  Corporation Law of the State of Delaware, do  make  this

Certificate, hereby declaring and certifying that this is my  act and  deed  and the facts herein stated are true, and  accordingly have hereunto set my hand this 5th day of February 2004.



                                   /s/Alfred Lam
                                   -----------------------------
                                   Alfred Lam

                                                      EXHIBIT "C"
                                                      -----------


                             BY-LAWS

                               OF

                        PACIFIC CMA, INC.
                        -----------------
                           (Delaware)



                       ARTICLE I - OFFICES
                       -------------------

The office of the Corporation shall be located in the City and State designated in the Articles of Incorporation. The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

              ARTICLE II - MEETING OF STOCKHOLDERS
              ------------------------------------

Section 1 - Annual Meetings:
----------------------------

The annual meeting of the stockholders of the Corporation shall be held within six (6) months after the Corporation has filed its annual report with the United States Securities and Exchange Commission ("SEC") at a specific date and time fixed by the Board of Directors (or by the Chief Executive Officer of the Corporation in the absence of action by the Board of Directors) the close of the fiscal year of the Corporation, for the purpose of electing directors, and transacting such other business as may properly come before the meeting.

Section 2 - Special Meetings:
-----------------------------

Special meetings of the stockholders may be called at any time by the Board of Directors or by the Chief Executive Officer, and shall be called by the Chief Executive Officer or the Secretary at the request in writing of a majority of the directors or stockholders entitled to vote or as otherwise required by the Delaware General Corporation Law (the "Corporation Law").

Section 3 - Place of Meetings:
------------------------------

All meetings of stockholders shall be held at the principal office of the Corporation or at such other places as shall be designated in the notices or waivers of notice of such meetings.

Section 4 - Notice of Meetings:
-------------------------------

(a) Except as otherwise provided by statute, written notice of each meeting of stockholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten or more than fifty days before the meeting, upon each stockholder of record entitled to vote at such meeting and to any other stockholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their shares pursuant to statute, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such stockholder at his address as it appears on the records of the stockholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

(b) Notice of any meeting need not be given to any person who may become a stockholder of record after the mailing of such notice and prior to the meeting or to any stockholder who attends such meeting, in person or by proxy, or to any stockholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of stockholders need not be given, unless otherwise required by statute.

Section 5 - Quorum:
-------------------

(a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), at all meetings of stockholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of stockholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any stockholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b) In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of shares entitled to vote shall be present. At any such adjourned meeting at which the requisite number of shares entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

Section  6  -  Stockholder Proposals and Nominations  for
               Annual Meetings:
---------------------------------------------------------

(a) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders at an annual meeting of stockholders may be made (i) pursuant to the Corporation's notice with respect to such meeting, (ii) by, or at the direction of, the Board of Directors, or (iii) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Article II, Section 6.

(b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause
(iii) of the foregoing paragraph, (a) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the
Corporation, (b) such business must be a proper matter for stockholder action under the Corporation Law, as amended, (c) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in this Article II, Section 6, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (the number of voting shares required to carry the proposal or elect the nominees being the "Required Number"), and must, in either case, have included in such materials the Solicitation Notice and (d) if no Solicitation Notice relating thereto has been timely provided pursuant to this Article II,
Section 6, the stockholder or beneficial owner proposing such business or nomination must not have solicited proxies for a number of shares equal to or greater than the Required Number. To be timely, a stockholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than one hundred twenty (120) nor more than one hundred fifty (150) days prior to the first anniversary (the "Anniversary") of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than thirty (30) days prior to, or delayed by more than thirty (30) days after, the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent being referred to as a "Solicitation Notice").

(c) Only persons nominated in accordance with the procedures set forth in this Article II, Section 6 shall be eligible to serve as directors, and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this
Article II, Section 6. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-laws and, if any proposed nomination or business is not in compliance with these By-laws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(d)  Notwithstanding the foregoing provisions of this Article II,
Section 6, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Article II,
Section 6. Nothing in this Article II, Section 6 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(e) For purposes of these By-laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Business Wire or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 7 - Business at Special Meetings:
----------------------------------------

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting described in Section 4.

Section 8 - Stockholder Nominations for Special Meetings:
--------------------------------------------------------

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting
(i) by or at the direction of the Board of Directors or (ii) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Article II,
Section 6. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by the paragraph (b) of Article II, Section 6 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Notwithstanding  the  foregoing provisions of  this  Article  II,
Section 8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Article II,
Section 8.

Section 9 - Fixing of Record Date:
---------------------------------

In order that the Corporation may determine the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall be (i) not more than fifty (50) nor less than ten (10) days before the date of a meeting, and (ii) not more than fifty (50) days prior to any other action. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for any adjourned meeting.

Section 10 - Voting Lists:
-------------------------

The officer who has charge of the stock ledger of the Corporation shall prepare and make, within twenty (20) days after the record date for a meeting of stockholders or ten (10) days before such, whichever is earlier, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical or other appropriate order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder if and to the extent required by the Corporation Law. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 11 - Voting:
-------------------

(a) Except as otherwise provided herein, or by statute or by the Certificate of Incorporation, any corporate action, to be taken by vote of the stockholders, shall be authorized by a majority of votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon.

(b) Except as otherwise provided herein, or by statute or by the Certificate of Incorporation or by any certificate of Designations (as filed with the Secretary of State of the State of Delaware pursuant to Section 131(g) of the Corporation Law) at each meeting of stockholders, each holder of record of stock of the Corporation entitled to vote thereat shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation.

(c) Each stockholder entitled to vote or to express consent or dissent without a meeting may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the stockholder himself or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force.

Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The Corporation may, and to the extent required by law shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting, count the votes, decide the results and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the person presiding at the meeting may, and to the extent required by law shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

Section 12 - Presiding Over Meetings:
------------------------------------

The Chairman of the Board of Directors shall preside at all meetings of the shareholders. In the absence or inability to act of the Chairman, the Vice Chairman (if one shall have been chosen by the Board of Directors), the Chief Executive Officer or the President (in that order) shall preside, and in their absence or inability to act, another person designated by one of them shall preside. The Secretary of the Corporation shall act as secretary of each meeting of the shareholders. In the event of his or her absence or inability to act, the officer presiding at the meeting shall appoint a person who need not be a shareholder to act as secretary of the meeting.

Section 13 - Conducting Meetings:
--------------------------------

Meetings of the shareholders shall be conducted in a fair manner but need not be governed by any prescribed rules of order. The officer presiding at the meeting shall establish an agenda for the meeting. The presiding officer's rulings on procedural matters shall be final. The presiding officer is authorized to impose reasonable time limits on the remarks of individual shareholders and may take such steps as such officer may deem necessary or appropriate to assure that the business of the meeting is conducted in a fair and orderly manner.

Section 14 - Action Without Meeting:
-----------------------------------

Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the Corporation Law or the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with if the majority of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken.

                ARTICLE III - BOARD OF DIRECTORS
                --------------------------------

Section 1 - Number, Election and Term of Office:
-----------------------------------------------

(a) The number of the directors of the Corporation shall be as determined by resolution of the Board of Directors.

(b) Except as may otherwise be provided herein, in the Certificate of Incorporation or in the Corporation Law, the members of the Board of Directors of the Corporation, who need not be stockholders, shall be elected by a majority of the votes cast at a meeting of stockholders by the holders of shares, present in person or by proxy, entitled to vote in the election.

(c) Each director shall hold office until the annual meeting of the stockholders next succeeding his election and until his successor is elected and qualified, or until his prior death, resignation or removal.

Section 2 - Duties and Powers:
-----------------------------

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the stockholders.

Section 3 - Annual and Regular Meetings; Notice:
-----------------------------------------------

(a)  A regular annual meeting of the Board of Directors shall  be
held   immediately   following  the   annual   meeting   of   the
stockholders,   at   the  place  of  such   annual   meeting   of
stockholders.

(b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

(c) Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in paragraph (b) Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.

Section 4 - Special Meetings; Notice:
------------------------------------

(a) Special meetings of the Board of Directors shall be held whenever called by the Chief Executive Officer or by a majority of the directors, at such time and place as may be specified in respective notices or waivers of notice thereof.

(b) Except as otherwise required by statute, notice of special meeting shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio, telecopier, facsimile transmission or cable, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. A notice, or waiver of notice, except as required by Section 8 of this Article III, need not specify the purpose of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

Section 5 - Telecommunication Meetings Permitted:
------------------------------------------------

Members of the Board of Directors or any committee designated by the Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-Law shall constitute presence in person at such meeting.

Section 6 - Chairman:
--------------------

At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the Chief Executive Officer shall preside, and in his absence, a Chairman chosen by the directors shall preside.

Section 7 - Quorum and Adjournments:
-----------------------------------

(a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws.

(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

Section 8 - Manner of Acting:
----------------------------

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by statute, by the Certificate of Incorporation, or by these By-Laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Any action authorized, in writing, by all of the directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

Section 9 - Vacancies:
---------------------

Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a director by the stockholders shall be filled by the stockholders at the meeting at which the removal was effected) or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose.

Section 10 - Resignation:
------------------------

Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 11 - Removal:
--------------------

Any director may be removed with or without cause at any time by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares of the Corporation at a special meeting of the stockholders called for that purpose, and may be removed for cause by action of the Board.

Section 12 - Salary:
-------------------

No stated salary shall be paid to directors, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13 - Contracts:
----------------------

(a) No contract or other transaction between this Corporation and any other corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporation, provided that such facts are disclosed or made known to the Board of Directors.

(b) Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be dis closed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such interested director) of a majority of a quorum, notwithstand ing the presence of any such director at the meeting at which such action is taken. If there be no disinterested director, the stockholders of the Company may authorize, approve or ratify such contract or transaction by the vote of a majority of a quorum. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

Section 14 - Committees:
-----------------------

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an audit committee, executive committee, compensation committee and such other committees, the Chairman of such committees and alternate members thereof as they may deem desirable, each consisting of two or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

                      ARTICLE IV - OFFICERS
                      ---------------------

Section 1 - Number, Qualifications, Election and Term of Office:
---------------------------------------------------------------

(a) The officers of the Corporation shall consist of a Chief Executive Officer, President, a Secretary, a Treasurer/Chief Accountant, and such officers, including a Chairman of the Board of Directors, and one or more Vice Presidents (including Senior and Executive Vice Presidents), and Assistants to any of the foregoing as the Board of Directors may from time to time deem advisable. Any officer may be, but is not required to be, a director of the Corporation. Any two or more offices may be held by the same person.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders. Additionally, an Assistant Secretary, Assistant Treasurer and persons holding similar or other ministerial offices may be appointed from time to time by the President or the Chief Executive Officer.

(c) Any Assistant Secretary or Assistant Treasurer and persons holding similar or other ministerial titles shall serve in their offices at the discretion of the officer who appointed them or his successor. All other officers shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.

Section 2 - Resignation:
-----------------------

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 3 - Removal:
-------------------

Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time.

Section 4 - Vacancies:
---------------------

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by a majority vote of the Board of Directors.

Section 5 - Duties of Officers:
------------------------------

Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these By-Laws or may from time to time be specifically conferred or imposed by the Board of Directors. The Treasurer or Chief Accountant shall be the chief financial officer of the Corporation.

Section 6 - Sureties and Bonds:
------------------------------

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corpora tion a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

Section 7 - Shares of Other Corporations:
----------------------------------------

Whenever the Corporation is the holder of shares of any other corporation, any rights or power of the Corporation as such stockholder (including the attendance, acting and voting at stockholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, Chief Executive Officer, Chairman of the Board, any Vice President, or such other person as the Board of Directors may authorize.

                   ARTICLE V - SHARES OF STOCK
                   ---------------------------

Section 1 - Certificate of Stock:
--------------------------------

(a) The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares and shall be signed by (i) the Chairman of the Board or the President or the Chief Executive Officer or a Vice President and (ii) the Secretary or Treasurer/Chief Accountant, or any Assistant Secretary or Assistant Treasurer/Chief Accountant, and shall bear the corporate seal.

(b) No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

(c) To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.

Section 2 - Lost or Destroyed Certificates:
------------------------------------------

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 3 - Transfers of Shares:
-------------------------------

(a) Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date:
-----------------------

In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding fifty days, nor less than ten days, as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of stockholders, or to consent to any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

                     ARTICLE VI - DIVIDENDS
                     ----------------------

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

                    ARTICLE VII - FISCAL YEAR
                    -------------------------

The fiscal year of the Corporation shall be the calendar year except as may otherwise be fixed by the Board of Directors from time to time, subject to applicable law.

                  ARTICLE VIII - CORPORATE SEAL
                  -----------------------------

The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

                     ARTICLE IX - AMENDMENTS
                     -----------------------

Section 1 - By Stockholders:
---------------------------

All By-Laws of the Corporation shall be subject to alteration or repeal, and new By-Laws may be made, by the affirmative vote of stockholders holding of record in the aggregate at least a majority of the outstanding shares entitled to vote in the election of directors at any annual or special meeting of stockholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein the proposed amendment.

Section 2 - By Directors:
------------------------

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, By-Laws of the Corporation; provided, however, that the stockholders entitled to vote with respect thereto as in this Article IX above-provided may alter, amend or repeal By-Laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of stockholders or of the Board of Directors, or to change any provisions of the By-Laws with respect to the removal of directors or the filing of vacancies in the Board resulting from the removal by the stockholders. If any By-Law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the By-Law so adopted, amended or repealed, together with a concise statement of the changes made.

                      ARTICLE X - INDEMNITY
                      ---------------------

The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee or agent of the Corporation or any predecessor of the Corporation or serves or served any other enterprise as a director, officer or employee or agent at the request of the Corporation or any predecessor of the Corporation.

               ARTICLE XI - CONFLICTS OF INTEREST
               ----------------------------------

Any conflicts of interest that may arise between the Corporation and the interests of its officers and directors will be resolved in a fair manner which will protect the interest of the Corporation pursuant to Delaware law. No contract or other transaction between the Corporation and any of its directors or any other entity in which one or more of the Corporation's directors are directors or officers, or are financially or otherwise interested, will be invalidated because of such relationship if (i) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of the interested director, (ii) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and the stockholders authorize, approve or ratify the contract or transaction; or (iii) the contract or transaction is fair and reasonable to the Corporation.

          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                        PACIFIC CMA, INC.

This Proxy Is Being Solicited On Behalf Of The Board of Directors

               PLEASE SIGN AND RETURN IMMEDIATELY


      The undersigned Shareholder of Pacific CMA, Inc. (the "Company") does hereby nominate, constitute and appoint Alfred Lam and Rango Lam and each of them (with full power to act alone) as my true and lawful attorney, with full power of substitution, for me and in my name, place and stead, to vote all of the shares of Common Stock of the Company standing in my name on its books on February 20, 2004, at the Special Meeting of Shareholders to be held at the Company's offices located at 1350 Avenue of the Americas, Suite 3100, New York, New York 10019 on March 23, 2004 at 4:00 p.m., local time, or at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present, but in accordance with the following specific instructions:

     1.  Approval,   ratification   and   confirmation   of   the
reincorporation of the Company from the State of Colorado to the State of Delaware - Vote my shares of Common Stock as follows:

(INSTRUCTION: Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO
CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL.)

      [  ] FOR       [  ] AGAINST             [  ] ABSTAIN

     2. Approval, ratification and confirmation of our agreement with Henrik Christensen, an officer and director of the Company, providing for the issuance of 100,000 shares of our Common Stock to him as partial consideration for his services to be rendered to the Company - Vote my shares of Common Stock as follows:

(INSTRUCTION: Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO
CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL.)

      [  ] FOR       [  ] AGAINST             [  ] ABSTAIN

     3. Approval, ratification and confirmation of the issuance of common stock purchase warrants exercisable for a period of time terminating on September 30, 2008 to purchase up to 50,000 shares of our Common Stock at $0.85 per share to R. Keith Fetter, a former public and investor relations consultant to the Company - Vote my shares of Common Stock as follows:

(INSTRUCTION: Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO
CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL.)

      [  ] FOR       [  ] AGAINST             [  ] ABSTAIN

     4. Approval, ratification and confirmation of our agreement with Basic Investors, Inc. ("Basic") for their services in consideration for the issuance of 50,000 shares of the Company's Common Stock to Basic - Vote my shares of Common Stock as follows:

(INSTRUCTION: Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO
CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL.)

      [  ] FOR       [  ] AGAINST             [  ] ABSTAIN

     5. OTHER MATTERS - Upon such other matters as may properly come before the meeting or any adjournment thereof, vote or withhold voting my shares of common stock of the Company in such manner as my proxy herein appointed deems appropriate in my proxy's sole and absolute discretion.

     Management knows of no other matter that may properly be, or which is likely to be brought before the meeting. However, if any other matters are properly presented at said meeting, this proxy shall be voted in accordance with the recommendations of management.



                                  _______________________________
                                  (Signature of Shareholder)


                                   If    signing   as   Attorney,
                                   Executor,       Administrator,
                                   Guardian,  Trustee  of   other
                                   representative       capacity,
                                   please   indicate  your   full
                                   title.   If there is  no  more
                                   than  one  person  serving  in
                                   such   capacity,  all   should
                                   sign.  ALL  OF THE  OWNERS  OF
                                   STOCK HELD IN JOINT NAME  MUST
                                   SIGN.